UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 28, 2008

ARCLAND ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Utah	0-10315	95-4091368
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

17101 Preston Road, Suite 210, Dallas, Texas 75248
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  214-774-4820

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Changes in Registrant’s Certifying Accountant

Jaspers & Hall, PC (the “Former Accountant”) resigned on October 28, 2008 as  independent auditors of Arcland Energy Corporation (the “Company”).  This was due to the fact that the Former Accountant’s status as a registered public accounting firm was revoked by the Public Company Accounting Oversight Board.  The Former Accountant’s report dated November 13, 2007, on the Company’s balance sheets as of July 31, 2007 and 2006, and the related statements of operations, stockholders; equity and cash flows for the years then ended and for the period from August 1, 2005 through July 31, 2007 (the “2006 and 2007 Financial Statements”), did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

To the knowledge of current Company management, in connection with the audit of the Company’s 2006 and 2007 Financial Statements, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of  the Former Accountant, would have caused it to make reference to the matter in their report.  The Company has provided the Former Accountant with a copy of this Report and requested that it furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of the Former Accountant’s letter provided in response to the Company’s request, dated December 5, 2008 is filed as Exhibit  16 to this Report.

Whitley Penn LLP was engaged on November 10, 2008 as the principal accountant to audit the financial statements of the Company.  The decision to engage Whitely Penn LLP was recommended to and approved by the Audit Committee.

During the two most recent fiscal years and subsequent to July 31, 2008 through the date of engagement, neither the Company nor anyone on its behalf consulted with Whitley Penn LLP, regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered  on the Company’s financial statements, nor has Whitley Penn LLP provided to the Company a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable event.

Item 9.01 - Financial Statements and Exhibits

(c)  Exhibits

Exhibit 16.1	Letter of Jaspers + Hall, PC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2008                                                                           ARCLAND ENERGY CORPORATION

By:   /s/ Bryan Bulloch
Bryan Bulloch,
President and Chief Financial Officer